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                                                                    EXHIBIT 99.1



                             JOINT FILING STATEMENT


         Each of the undersigned agrees that (i) the amendment to the statement on Schedule 13D relating to the common stock, par value $.01 per share, of Walden Residential Properties, Inc. has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.


Dated: September 28, 1999                   OLY FUND II, LLC


                                            By: /s/ HAL R. HALL
                                               -------------------------------
                                            Name: Hal R. Hall
                                                 -----------------------------
                                            Title: Vice President
                                                  ----------------------------


Dated: September 28, 1999                   OLY REP II, L.P.
                                            By:      Oly Fund II, LLC,
                                                     its general partner


                                            By:  /s/ HAL R. HALL
                                                 -------------------------------
                                            Name: Hal R. Hall
                                                 -----------------------------
                                            Title: Vice President
                                                  ----------------------------


Dated: September 28, 1999                   OLY REAL ESTATE PARTNERS II, L.P.
                                            By:      Oly REP II, L.P
                                                     its general partner

                                            By:      Oly Fund II, LLC,
                                                     its general partner


Dated: September 28, 1999

                                            By:  /s/ HAL R. HALL
                                               -------------------------------
                                            Name: Hal R. Hall
                                                 -----------------------------
                                            Title: Vice President
                                                  ----------------------------



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Dated: September 28, 1999                   OLY HIGHTOP TWO GP, LLC


                                            By: /s/ HAL R. HALL
                                               -------------------------------
                                            Name:   Hal R. Hall
                                                 -----------------------------
                                            Title:  Vice President
                                                  ----------------------------


Dated: September 28, 1999                   OLY HIGHTOP, L.P.
                                            By:      Oly Hightop Two GP, LLC,
                                                     its general partner



                                            By: /s/ HAL R. HALL
                                               -------------------------------
                                            Name:   Hal R. Hall
                                                 -----------------------------
                                            Title:  Vice President
                                                  ----------------------------


Dated: September 28, 1999                   OLY HIGHTOP, LLC
                                            By:      Oly Hightop, L.P.,
                                                     its sole member

                                            By:      Oly Hightop Two GP, LLC,
                                                     its general partner



                                            By: /s/ HAL R. HALL
                                               -------------------------------
                                            Name:   Hal R. Hall
                                                 -----------------------------
                                            Title:  Vice President
                                                  ----------------------------



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